                                                                   EXHIBIT 10.28

                      SECURITY CAPITAL GROUP INCORPORATED
                               1995 OPTION PLAN
          (As Amended and Restated Effective as of December 3, 1996)

                               TABLE OF CONTENTS
                               -----------------

SECTION 1  GENERAL..................................................     1
       1.1   Purpose................................................     1
       1.2   Participation..........................................     1
       1.3   Prior Option Grants....................................     1

SECTION 2  OPTIONS..................................................     2
       2.1   Definition.............................................     2
       2.2   Eligibility............................................     2
       2.3   Price..................................................     2
       2.4   Exercise...............................................     3
       2.5   Post-Exercise Limitations..............................     4
       2.6   Expiration Date........................................     4
       2.7   Reload Provision.......................................     5

SECTION 3  OPERATION AND ADMINISTRATION..................................    5
       3.1   Term of Plan................................................    5
       3.2   Shares Subject to Plan......................................    5
       3.3   Adjustments to Shares.......................................    6
       3.4   Change in Control...........................................    8
       3.5   Limit on Distribution.......................................    9
       3.6   Withholding.................................................   10
       3.7   Transferability.............................................   10
       3.8   Notices.....................................................   11
       3.9   Form and Time of Elections..................................   11
       3.10  Agreement With Company......................................   11
       3.11  Limitation of Implied Rights................................   11
       3.12  Evidence....................................................   12
       3.13  Action by Company or Related Company........................   12
       3.14  Gender and Number...........................................   12

SECTION 4  COMMITTEE.....................................................   12
       4.1   Administration..............................................   12
       4.2   Selection of Committee......................................   12
       4.3   Powers of Committee.........................................   12
       4.4   Delegation by Committee.....................................   13
       4.5   Information to be Furnished to Committee....................   13
       4.6   Liability and Indemnification of Committee..................   13

SECTION 5  AMENDMENT AND TERMINATION.....................................   14

                     SECURITY CAPITAL GROUP INCORPORATED
                               1995 OPTION PLAN
                     -----------------------------------
          (As Amended and Restated Effective as of December 3, 1996)


                                   SECTION 1
                                   ---------

                                    GENERAL
                                    -------

      1.1. Purpose.  The Security Capital Group Incorporated 1995 Option Plan
           -------
(the "Plan") was established by Security Capital Group Incorporated (the "Company") effective January 1, 1995 to attract and retain for the benefit of the Company and the Related Companies (as defined below) those highly competent employees upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The provisions that follow constitute an amendment and restatement of the Plan as in effect immediately prior to December 3, 1996, the "Effective Date" of the Plan as set forth herein. The term "Related Company" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) with respect to the Company or any affiliate of the Company which is designated as a Related Company by the Committee.

      1.2. Participation.  Subject to the terms and conditions of the Plan, the
           -------------
Committee (as described in Section 4) shall determine and designate, from time to time, from among the Eligible Individuals (as defined below), those persons who will be granted Options under Section 2, and thereby become "Participants" in the Plan. In the discretion of the Committee, and subject to the terms of the Plan, more than one Option may be granted to a Participant. Except as otherwise agreed by the Company and the Participant, or except as otherwise provided in the Plan, an Option grant under the Plan shall not affect any previous grant under the Plan or an award under any other plan maintained by the Company or the Related Companies. For purposes of the Plan, the term "Eligible Individual" shall mean any key employee of the Company or a Related Company.

     1.3.  Prior Option Grants.  Except as specifically provided herein, the
           -------------------
terms of any Option granted prior to the Effective Date shall be governed by the applicable Option Agreement and the terms of the Plan prior to the Effective Date.

                                   SECTION 2
                                   ---------

                                    OPTIONS
                                    -------

      2.1. Definitions.  The grant of an "Option" under this Section 2 entitles
           -----------
the Participant to purchase shares of common stock of the Company ("Shares") at a price fixed at the time the Option is granted, subject to the terms of this Section. Options granted under this Section may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422 of the Code. A "Non-Qualified Stock Option" is an Option that is not intended to be an Incentive Stock Option.

      2.2. Eligibility.  The Committee shall designate the Participants to whom
           -----------
Options are to be granted under this Section and shall determine the number of Shares subject to each such Option. To the extent that the aggregate Fair Market Value (defined below) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company and all related companies within the meaning of section 424(f) of the Code) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options, to the extent required by section 422 of the Code.

      2.3. Price.  The determination and payment of the purchase price of a
           -----
Share under each Option granted under this Section shall be subject to the following:

     (a) The purchase price shall be established by the Committee at the time the Option is granted; provided, however, that in no event shall such price be less than the greater of the Fair Market Value of a Share on the date the Option is granted or the par value of a Share.

     (b) Subject to the following provisions of this subsection, the full purchase price of each Share purchased upon the exercise of any Option shall be paid at the time of such exercise and, as soon as practicable thereafter, a certificate representing the Shares so purchased shall be delivered to the person entitled thereto.

     (c) The purchase price shall be payable in cash or in Shares or in the Company's 12% Convertible Subordinated Debentures due 2014 ("Debentures") (valued at Fair Market Value as of the day of exercise), in either case that have been held by the Participant at least six months, or in any combination thereof, as determined by the Committee.

     (d) A Participant may elect to pay the purchase price upon the exercise of an Option through a cashless exercise arrangement to the extent provided by the Committee.

     (e) The "Fair Market Value" of a Share as of any date shall be determined in accordance with the following rules:

         (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the closing price per Share on such date on the principal exchange on which the Shares are then listed or admitted to trading or, if no such sale is reported on that date, on the last preceding date on which a sale was so reported.

         (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the average of the closing reported bid and asked prices regular way of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of general circulation selected by the Committee and regularly reporting the market price of Shares in such market.

         (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee in good faith.

          The "Fair Market Value" of Debentures as of any date means an amount equal to the Fair Market Value on such date of the Shares into which the Debentures are convertible regardless of whether such Debentures are convertible on such date.

      2.4. Exercise.  Except as otherwise expressly provided in the Plan, an
           --------
Option granted under this Section shall be exercisable in accordance with the following terms of this subsection:

     (a) The terms and conditions relating to exercise of an Option shall be established by the Committee, and may include, without limitation, conditions relating to completion of a specified period of service (subject to paragraph (b) below), achievement of performance standards prior to exercise of the Option or achievement of stock ownership objectives by the Participant. The Committee, in its sole discretion, may accelerate the vesting of any Option under circumstances designated by it at the time the Option is granted or thereafter.

     (b) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection 2.6) applicable to that Option.

      2.5. Post-Exercise Limitations.  The Committee, in its discretion, may
           -------------------------
impose such restrictions on Shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the Shares and forfeiture restrictions based on service, performance, stock ownership by the Participant and such other factors as the Committee determines to be appropriate.

      2.6. Expiration Date.  The "Expiration Date" with respect to an Option
           ---------------
means the date established as the Expiration Date by the Committee at the time of the grant; provided, however, that the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

     (a)  the ten-year anniversary of the date on which the Option is granted;

     (b) if the Participant's Date of Termination occurs by reason of death, Disability (defined below) or Retirement (defined below), the one-year anniversary of such Date of Termination;

     (c) if the Participant's Date of Termination occurs for reasons other than death, Disability, Retirement or Cause (defined below), the three-month anniversary of such Date of Termination; or

     (d) if the Participant's Date of Termination occurs for reasons of Cause, such Date of Termination.

For purposes of the Plan, a Participant's "Date of Termination" shall be the date on which he or she both ceases to be an employee of the Company and the Related Companies, regardless of the reason for the cessation; provided that a "Date of Termination" shall not be considered to have occurred during the period in which the reason for the cessation of services is a leave of absence approved by the Company or the Related Company which was the recipient of the Participant's services. Except as otherwise provided by the Committee, a Participant shall be considered to have a "Disability" during the period in which he or she is unable, by reason of a medically determinable physical or mental impairment, to engage in the material and substantial duties of his or her regular occupation, which condition is expected to be permanent. "Retirement" shall the occurrence of a Participant's Date of Termination, other than for Cause, death or Disability, after providing at least five years of service to the Company or Related Companies if the Participant has attained at least age 60.

For purposes of the Plan, "Cause" shall mean, in the reasonable judgment of the Committee (i) the willful and continued failure by the Participant to substantially perform his or her duties with the Company or any Related Company after written notification by the Company or Related Company, (ii) the willful engaging by the Participant in conduct which is demonstrably injurious to the Company or any Related Company, monetarily or otherwise, or (iii) the engaging by the Participant in egregious misconduct involving serious moral turpitude. For purposes hereof, no act, or failure to act, on the Participant's part shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that such action was in the best interest of the Company or Related Company.

     2.7. Reload Provision.  The Committee, in its sole discretion, shall
          ----------------
determine if an Option awarded under the Plan shall have the right to receive a reload option under this subsection 2.7. Solely to the extent determined by the Committee, in the event a Participant exercises an Option and satisfies his or her minimum tax withholding obligation by having Shares otherwise issuable upon such exercise withheld, the Participant shall be issued a new Option to purchase additional Shares equal to the number of Shares withheld to satisfy such withholding taxes. Such new Option shall have an exercise price equal to the Fair Market Value per Share on the date of such exercise, shall first be exercisable six months from the date of such exercise and shall have an Expiration Date on the same date as the Expiration Date of the original Option so exercised. To the extent that a Participant exercises an Option awarded prior to the Effective Date and elects to have minimum withholding obligations upon such exercise satisfied by the withholding of Debentures otherwise issuable upon such exercise, the new Option awarded under this subsection shall be for an equivalent number of Shares.

                                   SECTION 3
                                   ---------

                         OPERATION AND ADMINISTRATION
                         ----------------------------

      3.1. Term of Plan.  The Plan shall be unlimited in duration and, in the
           ------------
event of Plan termination, shall remain in effect as long as any Options awarded under it are outstanding. No Incentive Stock Option may granted under the Plan more than 10 years after the date the Plan was adopted.

      3.2. Shares Subject to Plan.  The Shares with respect to which Options may
           ----------------------
be granted under the Plan shall be Shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including Shares purchased in the open market or in private transactions. Subject to the provisions of subsection 3.3, the number of Shares which may be issued with respect to Options awarded under the Plan since its establishment shall not exceed 139,716 in the aggregate (including Shares which may be issued on the conversion of Debentures). Except as otherwise provided herein, any Shares subject to an Option which for any reason expires or is terminated without issuance of Shares (including Shares that are not issued because they are withheld to satisfy minimum income tax withholding) shall again be available under the Plan.

      3.3. Adjustments to Shares.
           ---------------------

     (a) If the Company shall effect any subdivision or consolidation of Shares or other capital readjustment, payment of stock dividend, stock split, combination of Shares or recapitalization or other increase or reduction of the number of Shares outstanding without receiving compensation therefor in money, services or property, then the Committee shall adjust (i) the number of Shares available under the Plan; (ii) the number of Shares subject to outstanding Options; and
          (iii) the per-Share price under any outstanding Option.

     (b) If the Company is reorganized, merged or consolidated or is party to a plan of exchange with another corporation, pursuant to which reorganization, merger, consolidation or plan of exchange, the shareholders of the Company receive any shares of stock or other securities or property, or the Company shall distribute securities of another corporation to its shareholders, there shall be substituted for the Shares subject to outstanding Options an appropriate number of shares of each class of stock or amount of other securities or property which were distributed to the shareholders of the Company in respect of such Shares, subject to the following:

         (i) If the Committee determines that the substitution described in accordance with the foregoing provisions of this paragraph would not be fully consistent with the purposes of the Plan or the purposes of the outstanding Options under the Plan, the Committee may make such other adjustments to the Options to the extent that the Committee determines such adjustments are consistent with the purposes of the Plan and of the affected Options.

         (ii) All or any of the Options may be cancelled by the Committee on or immediately prior to the effective date of the applicable transaction, but only if the Committee gives reasonable advance notice of the cancellation to each affected Participant, and only if either: (A) the Participant is permitted to exercise the Option in full for a reasonable period prior to the effective date of the cancellation; or (B) the Participant receives payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Options.

         (iii) Upon the occurrence of a reorganization of the Company or any other event described in this paragraph (b), any successor to the Company shall be substituted for the Company to the extent that the Company and the successor agree to such substitution.

     (c) Upon (or, in the discretion of the Committee, immediately prior to) the sale to (or exchange with) a third party unrelated to the Company of all or substantially all of the assets of the Company, all Options shall be cancelled. If Options are cancelled under this paragraph, then, with respect to any affected Participant, either:

         (i) the Participant shall be provided with reasonable advance notice of the cancellation, and the Participant shall be permitted to exercise the Option in full for a reasonable period prior to the effective date of the cancellation; or

         (ii) the Participant shall receive payment or other benefits that the Committee determines to be reasonable compensation for the value of the cancelled Options.

          The foregoing provisions of this paragraph shall also apply to the sale of all or substantially all of the assets of the Company to a related party, if the Committee determines such application is appropriate.

     (d) In determining what action, if any, is necessary or appropriate under the foregoing provisions of this subsection, the Committee shall act in a manner that it determines to be consistent with the purposes of the Plan and of the affected Options and, where applicable or otherwise appropriate, in a manner that it determines to be necessary to preserve the benefits and potential benefits of the affected Options for the Participants and the Company.

     (e) The existence of this Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company's Shares or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     (f) Except as expressly provided by the terms of this Plan, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof, shall be made with respect to Options then outstanding hereunder.

     (g) Options under the Plan are subject to adjustment under this subsection only during the period in which they are outstanding under the Plan. The determination of whether an Option is outstanding shall be made by the Committee.

      3.4. Change in Control.  In the event that (i) a Participant's employment
           -----------------
is terminated by the Company or the successor to the Company or an affiliated entity which is his or her employer for reasons other than Cause following a Change in Control of the Company (as defined below), or (ii) the Plan is terminated by the Company or its successor following a Change in Control without provision for the continuation of outstanding Options hereunder, all Options which have not otherwise expired shall become immediately exercisable and all restrictions on stock awards shall lapse. For purposes of the Plan, a "Change in Control" means the happening of any of the following:

          (a) the stockholders of the Company approve a definitive agreement to merge the Company into or consolidate the Company with another entity, sell or otherwise dispose of all or substantially all of its assets; provided, however, that a Change in Control shall not be deemed to have occurred by reason of a transaction, or a substantially concurrent or otherwise related series of transactions, upon the completion of which 50% or more of the beneficial ownership of the voting power of the Company, the surviving corporation or corporation directly or indirectly controlling the Company or the surviving corporation, as the case may be, is held by the same persons (as defined below) (although not necessarily in the same proportion) as held the beneficial ownership of the voting power of the Company immediately prior to the transaction or the substantially concurrent or otherwise related series of transactions, except that upon the completion thereof, employees or employee benefit plans of the Company may be a new holder of such beneficial ownership; provided, further, that a transaction with an "Affiliate" of the Company (as defined in the Securities Exchange Act of 1934, as amended (the "Exchange Act")) shall not be treated as a Change in Control; or

          (b) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing 50% or more of the combined voting power of the Company is acquired, other than from the Company, by any "person" as defined in Sections 13(d) and 14(d) of the Exchange Act (other than by an Affiliate or any trustee or other fiduciary holding securities under an employee benefit or other similar stock plan of the Company); or

          (c) at any time during any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors of the Company cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors still in office at the time of such election or nomination who were directors at the beginning of such period).

For purposes of this subsection, a Participant's employment shall also be deemed to be terminated by the Company or the successor to the Company or an affiliated entity if the Participant terminates employment after (i) a substantial adverse alteration in the nature of the Participant's status or responsibilities from those in effect immediately prior to the Change in Control, or (ii) a material reduction in the Participant's annual base salary and target bonus, if any, as in effect immediately prior to the Change in Control.

      3.5. Limit on Distribution.  Distribution of Shares or other amounts under
           ---------------------
the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

     (b) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Option to such Participant, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

     (c) To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

      3.6. Withholding.  All Option exercises and other payments under the Plan
           -----------
are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of Shares or Debentures which the Participant already owns or Shares to which a Participant is otherwise entitled under the Plan by reason of such exercise; provided, however, previously-owned Shares or Debentures that have been held by the Participant less than six months or Shares to which the Participant is entitled under the Plan by reason of the exercise may only be used to satisfy the minimum tax withholding required by applicable law.

      3.7. Transferability.  Option grants under the Plan are not transferable
           ---------------
except by will or the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Option under the Plan has the right to exercise such Option, the Option may be exercised during the lifetime of the Participant only by the

Participant. Notwithstanding the foregoing provisions of this subsection, the Committee may permit Options under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust for the benefit of a Participant's family), subject to such limits as the Committee may establish. In no event shall an Incentive Stock Option be transferable to the extent that such transferability would violate the requirements applicable to such option under Code section 422.

      3.8.  Notices.  Any notice or document required to be filed with the
            -------
Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

      3.9.  Form and Time of Elections.  Unless otherwise specified herein, each
            --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

      3.10. Agreement With Company.  At the time of an Option grant to a
            ----------------------
Participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

      3.11. Limitation of Implied Rights.
            ----------------------------

     (a) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Related Company. Nothing contained in the Plan shall constitute a guarantee by the Company or any Related Company that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he or she fulfills all service requirements and other conditions for receipt of such rights and Shares are registered in the Participant's name.

      3.12. Evidence.  Evidence required of anyone under the Plan may be by
            --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      3.13. Action by Company or Related Company.  Any action required or
            ------------------------------------
permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Company.

      3.14. Gender and Number.  Where the context admits, words in any gender
            -----------------
shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

                                   SECTION 4
                                   ---------

                                   COMMITTEE
                                   ---------

      4.1. Administration.  The authority to control and manage the operation
           --------------
and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 4.

      4.2. Selection of Committee.  The Committee shall be selected by the Board
           ----------------------
and shall consist of not fewer than two members of the Board. To the extent that the Board determines it is necessary or desirable, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 issued under the Exchange Act.

      4.3. Powers of Committee.  The authority to manage and control the
           -------------------
operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select employees to receive Options, to determine the time or times of receipt and the number of shares covered by the Options, to establish the terms, conditions, restrictions, and other provisions of such Options, and to cancel or suspend Options. In making such determinations, the Committee may take into account the nature of services rendered by the respective employee, his or her present and potential contribution to the Company's success and such other factors as the Committee deems relevant.

     (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (c) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

     (d) Except as otherwise expressly provided in the Plan, where the Committee is authorized to make a determination with respect to any Option, such determination shall be made at the time the Option is granted, except that the Committee may reserve the authority to have such determination made by the Committee in the future (but only if such reservation